

CLEARPOINT

PRECISE NEURO NAVIGATION & THERAPY

Investor Presentation
Joe Burnett, President & CEO
December 2019

FORWARD LOOKING STATEMENTS

Statements herein concerning MRI Interventions, Inc. (the "Company") plans, growth and strategies may include forward-looking statements within the context of the federal securities laws. Statements regarding the Company's future events, developments and future performance, as well as management's expectations, beliefs, plans, estimates or projections relating to the future, are forward-looking statements within the meaning of these laws. Uncertainties and risks may cause the Company's actual results to differ materially from those expressed in or implied by forward-looking statements. Particular uncertainties and risks include those relating to: future revenues from sales of the Company's ClearPoint® Neuro Navigation Platform products; the Company's ability to market, commercialize and achieve broader market acceptance for the Company's ClearPoint Neuro Navigation Platform products; and estimates regarding the sufficiency of the Company's cash resources. More detailed information on these and additional factors that could affect the Company's actual results are described in the "Risk Factors" section of the Company's Annual Report on Form 10-K for the year ended December 31, 2018, and the Company's Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, both of which have been filed with the Securities and Exchange Commission.

Only a fraction of patients with debilitating neurological disorders are being treated surgically today

Prevalence of Neurological Disorders


Epilepsy
Parkinson's and Essential Tremor
Tumor
ICH
Huntington's Disease
ALS
Surgical Procedures

The Movement to Minimally Invasive Procedures has Happened Everywhere Else in the Body

This transition has always had two things in common:

- More patients being treated
- Procedures **enabled by live image guidance**







PRIMARY CHALLENGE

Traditional Stereotactic Neurosurgery is Limited



The Skull is Not ‘See Through’

- X-Ray and CT do not show structures of the brain
- Large, Metallic Navigation Frames are not compatible inside an MRI Magnet
- Surgical Image Guidance in the Operating Room is not live but rather ‘Co-Registered’ to the MRI
- Each Co-Registration calculation introduces error and reduces accuracy

OUR SOLUTION

ClearPoint® Neuro Navigation Platform

An MRI Compatible Navigation System Delivering Live MRI Guidance during the Procedure


ENTRY PLANNING






Frame trajectory

Decide, Guide, Treat & Confirm with Sub-millimetric Accuracy

© 2019 MRI INTERVENTIONS, INC.


X
Y

© 2019 MRI INTERVENTIONS, INC.

MRIC & ClearPoint: A Proven Platform

Key Products: FDA CE Marked Platforms; More than 3,000 Procedures Performed to Date

HEADQUARTERS
Irvine, CA

EMPLOYEES
40+
19 sales | 19 production & development

2018 REVENUE
$7.4m

2019 REVENUE FORECAST
$10.5m – 11.5m[E]

MARKET CAP
$54m[A]

CASH
$6.2m[B]

U.S. PATENTS ISSUED
79
+ 29 pending

GROSS MARGIN
64%[C]


80%[D]
Disposables
Razor / Razorblade model with 80% of revenue from single-use disposables and services
15%[D]
Capital Equipment
5%[D]
Services

(A) As of November 14, 2019
(B) As of September 30, 2019
(C) For the nine months ended September 30, 2019
(D) 2019 Forecast
(E) As announced via press release November 12, 2019

© 2019 MRI INTERVENTIONS, INC.

ClearPoint® is Installed in 57 Active U.S. Clinical Sites and Growing


Strong Commercial
Sales and Clinical
Support Teams
in Place

UC San Francisco
San Francisco VA
Stanford Univ
Lucile Packard (Stanford Children's)
UCSF Benioff Childrens
USC
UC San Diego
Univ of Colo
Univ of Utah
Univ of Arizona
Cook Children's
MD Anderson
Methodist Hosp

Texas Children's Hosp
Riverside
Henry Ford Health System
Nationwide Children's
Children's Mercy
Kansas Univ Med Center
Univ of Wisconsin
Spectrum Health
Ohio State Univ
Cincinnati Children's
Dallas Presby
Univ of Cincinnati
University of Wisconsin

Cincinnati Jewish
Univ of Michigan
Univ of Minnesota Med Ctr
Brigham & Women's
Boston Children's
Mass General
Mt Sinai West
Yale Univ
Univ of Pitt Med Center
Memorial Sloan Kettering
Hackensack Univ Med Center
Cornell
Central Du Page

Nat. Institutes of Health
Nat Children's Hospital
Children's Hosp of Philadelphia
Univ of Virgina
Emory University
Carillion
Duke University
Children's of Alabama
CHOA Scottish Rite
Willis Knighton
Mayo Clinic Jacksonville
Mayo Phoenix
Dartmouth Hitchcock

University of Pennsylvania HUP
INOVA Fairfax
LeBonheur
Johns Hopkins
Tampa General

Our MRI-Guided therapy platform is currently being used to…

IMPLANT NEURO STIMULATION LEADS	PLACE LASER ABLATION PROBES	DELIVER BIOLOGICS AND DRUGS	MRIC PLATFORM RUNS ON ALL MAJOR SCANNERS
Medtronic	Medtronic VISUALASE	Voyager Therapeutics	SIEMENS
St. Jude Medical	MONTERIS MEDICAL	PTC Therapeutics	GE
Boston Scientific		axovant GENE THERAPIES	PHILIPS
NEUROPACE		INTERNATIONAL STEM CELL CORPORATION	IMRIS
		LYSOGENE	
		BlueRock Therapeutics	

Our platform enables choice of precision-guided therapies and services


2
Biologics & Drug Delivery
Field Clinical Services
Gene & Drug Delivery
Product Development Services
1
Neuro Surgery Navigation
Deep Brain Stimulation
Laser Ablation
Tumor Biopsy
3
Therapeutic Devices
Tumor Immuno-therapy
Laser Ablation Applicators
Neuro Aspiration
CLEARPOINT

Hardware & Software   Artificial Intelligence   Robotics

© 2019 MRI INTERVENTIONS, INC.

Example: *The Parkinson's Disease Patient*
Enabling Surgeons to choose the right tool for the right patient


1
Neuro Surgery Navigation
Deep Brain Stimulation
2
Biologics & Drug Delivery
Gene & Drug Delivery
3
Therapeutic Devices
Laser Ablation Applicators
CLEARPOINT

© 2019 MRI INTERVENTIONS, INC.

Growth in Case Volume, Revenue


2019 est
825
2018
670
2017
629
2016
503
2015
380
2014
267
2013
163
Case Volume Growth
[2013-18]
32.7%
CAGR


Disposables
Biologics and Drug Delivery
Capital & Service
$11,000
Estimated 2019
Revenue Growth
42% – 56%
$7,359
$913
$1,127
$5,313
$1,471
$676
$5,233
$980
$771
$3,998
$1,097
$117
$3,380
$938
$67
$2,600
2014
2015
2016
2017
2018
2019 (est)

2019 Forecast Revenue Range of $10.5 - $11.5 M, Cases Range of 800-850 as of November 12, 2019

© 2019 MRI INTERVENTIONS, INC.

MARKET POTENTIAL FOR PROCEDURES

Included Below	Strategic & Focused Expansion to new geographies either direct or through partners Leverage existing sales channel for other distribution opportunities (i.e. non-neuro CLS Laser Distribution)	**GLOBAL SCALE** Expansion & Leverage **4**
50,000+	Laser Therapy (LITT) for Neurosurgery existing $25+ M Market Neuro Aspiration Market potential > $100 M	**THERAPY** Growth from New Markets **3**
50,000+	20+ Current non-hospital partners 7+ phase I & II Clinical Trials	**BIOLOGICS & DRUG DELIVERY** Growth from Existing Markets **2**
12,500+ 28,000+ 15,000+	Tumor Biopsy & Ablation LITT and NeuroPace for Epilepsy Deep Brain Stimulation (DBS) for Parkinson's	**NEUROSURGERY** 2018 Base Revenue **1**

Four Pillar Growth Strategy

Target Indications of > 150,000 procedures per year represents Potential Addressable Market for MRIC of $1B+

2019 2023

© 2019 MRI INTERVENTIONS, INC.

Cash Flow From Operations


2015
2016
2017
2018
2019
-$5,717
-$2,920
-$3,292
-$2,527
-$2,566
-$3,427
-$3,081
-$1,557
-$1,400
1H
2H
1H
2H
1H
2H
1H
2H
1H

CASH AT
Sept 30, 2019
$6.2 million

© 2019 MRI INTERVENTIONS, INC.

Executive Summary

Unique Platform technology enabling Precision MRI-Guided Therapies to restore quality of life for some of the most debilitating disorders

80%+ of forecast revenue from single-use, high-margin disposables

Large, Growing installed base in 55+ of 250+ leading Neurology centers in U.S.

Pipeline of new revenue streams from product improvements, biologic and drug delivery partnerships, and standalone therapy products

Procedure volume has grown 33%+ CAGR from 2013-2018

Total potential addressable market > $1B for our products and pipeline

A passionate team of embedded scientists and specialists

© 2019 MRI INTERVENTIONS, INC.